                                                                    EXHIBIT 99.1

                         IN THE SUPREME COURT OF BERMUDA
                         -------------------------------
                               Civil Jurisdiction
                               ------------------
                                  2002: NO. 514
                                  -------------


                                IN THE MATTER OF
                                ----------------
                           MUTUAL RISK MANAGEMENT LTD.
                           ---------------------------

                                       AND
                                       ---

                     IN THE MATTER OF THE COMPANIES ACT 1981
                     ---------------------------------------

                              SCHEME OF ARRANGEMENT
                              ---------------------

                                     BETWEEN
                                     -------

                           MUTUAL RISK MANAGEMENT LTD.
                           ---------------------------

                                     AND ITS
                                     -------

                                SCHEME CREDITORS
                                ----------------
                           (AS DEFINED IN THE SCHEME)
                           --------------------------

                                    CONTENTS

                                                                                            Page
PART I    - INTRODUCTION ....................................................................
Clause 1  - Definitions and Interpretation ..................................................  4
PART II   - STEPS OF THE SCHEME .............................................................
Clause 2  - Steps of the Scheme .............................................................  5
Clause 3  - Distributions to Class A and Class B Scheme Creditors ...........................  9
Clause 4  - Distributions to Class C Scheme Creditors ....................................... 11
Clause 5  - Scheme Adjudication Procedure ................................................... 12
PART III  - SCHEME CLAIM PROVISIONS .........................................................
Clause 5  - Application of Scheme ........................................................... 14
Clause 6  - Release ......................................................................... 14
Clause 7  - Bar Date ........................................................................ 14
Clause 8  - Administration of the Scheme .................................................... 15
Clause 9  - The Board ....................................................................... 15
Clause 10 - Conditions to Effective Date .................................................... 15
Clause 11 - Termination of the Scheme ....................................................... 16
Clause 12 - Miscellaneous ................................................................... 16
             Limitation of Liability ........................................................ 16
             Notices ........................................................................ 17
             Extension of Time .............................................................. 17
Clause 13 - Services ........................................................................ 18
Clause 14 - Mutual Group, Ltd. and MSL (US) Ltd. ............................................ 18
Clause 15 - Governing Law and Jurisdiction .................................................. 19

Appendix 1              Definitions *
Appendix 2              Series C Preferred Shares - Company
Appendix 3              Series B Warrants - Company
Appendix 4              Series D Preferred Shares - Company
Appendix 5              Series A Preferred Shares - Services
Appendix 6              Series B Junior Convertible Preferred Shares - Services
Appendix 7              New Term Loan Agreement - Services and/or MSL
Appendix 8              Funding Account
Appendix 9              Management Accounts 31 March 2002*
Appendix 10             Liquidation Analysis*
Appendix 11             Draft terms of proposed Section  304 order*
Appendix 12             Group Organisation Charts*
Appendix 13             Details of Class A Scheme Creditors
Appendix 14             Priority Claims Estimates
Appendix 15             Release (Class A Scheme Creditors and Company) *
Appendix 16             Investor Representations Letters (Class A and Class B)


Appendices 2-7, 11, 15 and 16 are substantially in final form. However, these Appendices are subject to change up to the Effective Date provided however that any changes will not affect the value attributed to the assets or liabilities which are reflected in the drafts as appearing in the Appendices up to the date of the Scheme Meetings.

Appendices marked * are attached to the Scheme. Those Appendices which are not marked * are available for inspection at the offices of the Company in Bermuda, fax 441 292 1687 (contact Angus H Ayliffe) and Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019-6092, USA, fax 212 259 6333 (contact Marc Hirschfield) during normal business hours.

Documents Available for Inspection :

These documents are available at the Company's office and at the offices of Dewey Ballantine LLP during normal business hours up to 3 pm on 4 February 2003. Where the Scheme provides that documents are available for inspection they can be inspected at either the offices of the Company or at the offices of Dewey Ballantine LLP:

1.  Letter Agreement
2.  Curriculum Vitae of Tina L Brozman, Scheme Adjudicator
3. Audited Financial Statements (Consolidated) of the Company for year ended 31/st/ December 2001
4. Company's Form 10-K Securities and Exchange Commission filing for the year ended 31/st/ December 2001
5.  Appendices 2-8, 13, 14 and 16

                             PART I - INTRODUCTION

1.       Definitions and Interpretation

1.1 In the Scheme, unless the context otherwise requires, the expressions defined in Appendix 1 to the Scheme shall have the meanings specified therein.

1.2 Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of the Scheme.

1.3      In the Scheme, unless the context otherwise requires:

1.3.1 references to parts and clauses are to be construed as references to the parts and clauses of the Scheme and references to Appendices are to be construed as references to the Appendices to the Scheme and which Appendices form part of the terms of the Scheme;

1.3.2 references to (or to any provision of) the Scheme shall be construed as references to the Scheme or that provision as in force for the time being and as amended in accordance with its terms;

1.3.3 words importing the plural shall include the singular and vice versa and the masculine, feminine or neuter gender shall each include the other genders;

1.3.4 references to a person shall be construed as including references to an individual, firm, company, corporation, unincorporated body of persons or any state or any agency thereof;

1.3.5 references to any enactment or statutory instrument shall be to such enactment or statutory instrument as amended or re-enacted or replaced and in force on the date of this document; and

1.3.6 references to a period of time measured by days shall be deemed not to include the date on which notice is given but deemed to include weekends and public holidays which fall within the period of time in question provided that the period should not commence or end on a weekend or public holiday but on the next Business Day thereafter.

                        PART II - THE STEPS OF THE SCHEME

2.       The Steps of the Scheme

2.1.     On the Effective Date the Scheme will become effective.

2.2      As soon as practicable after the Effective Date the Company will:

         (a)     (i)    Notify all Class B and Class C Scheme Creditors (of whom
                        the Company has a record or is aware at such entity's last known address) of the Bar Date in writing and advertise the Bar Date (and the availability of Distribution Claim Forms) in the same publications in which the Company advertised the Court Meetings;

                 (ii) Send to each Class B and Class C Scheme Creditor (of whom the Company has a record or is aware at such entity's last known address) a Distribution Claim Form for completion and return prior to the Bar Date; and

         (b) Upon receiving the signed Investor Representations Letters as provided for in clause 3.1.1, make Distributions to Class A Scheme Creditors as particularized in clause 3.1.1 below.

         (c)     (i)    Establish the Funding Account, into which shall be
                        deposited the proceeds of the sale of Mutual Trust
                        Management Limited ("MTM") in the aggregate amount of US$4.0 million payable on certain scheduled dates over 6
                        1/2 years from the closing date of such sale, unless such Funding Account shall have been terminated prior to the receipt of any such payment. To the extent that any proceeds of such sale were paid into the Escrow Account prior to the Effective Date, such proceeds will be transferred to the Funding Account on the Effective
                        Date. The remaining payments due under the sale of MTM will, unless the Funding Account shall have earlier been terminated be paid directly by the purchaser, upon the Company's instructions, to the Funding Account.

                 (ii) The Funding Account will be terminated on the happening of the earliest of the following events: (i) five years from the Effective Date; or (ii) the commencement of a liquidation of the Company. Any balance remaining in the Funding Account upon termination will be payable to the Escrow Account for the benefit of the Class A Scheme Creditors.

                 (iii) If the Funding Account shall have been terminated prior to the receipt of all payments by the purchaser of MTM, such proceeds, when received, shall be paid into the Escrow Account to satisfy (w) first, any loan made to the Company pursuant to clauses 2.2(c)(iv) of the Scheme; (x) second, any loan made to the Company pursuant to clause 2.2(c)(v) of the Scheme; (y) third, any New Senior Notes then outstanding; and (z) fourth, to redeem Series A Preferred Shares of Services distributed to Class A Scheme Creditors.

                 (iv) If for any reason any payment due from the purchaser of MTM is not paid to the Company on the scheduled dates (including, without limitation, because such sale of MTM has not occurred), upon written request from the Company certifying that the Funding Account is inadequate to pay Company expenses then due and owing and those expenses which will become due and owing prior to the next installment date, Services will, within five business days of receipt by Services of such written request from the Company, cause funds to be paid, by way of a limited recourse loan, into the Funding Account in an amount equal to the payment which should have been made by such purchaser (or if no sale of MTM has actually occurred by such date, an amount equal to the amount that would have been paid had a sale been consummated on the Effective
                        Date), and the Company shall assign to Services the right to receive the monies due from such purchaser (or in any subsequent sale) of MTM in an equal amount to secure repayment. The loan shall be a limited recourse loan, and repayment by the Company to Services will not be required or demanded except to the extent the payments due from the purchaser (or in any subsequent sale) of MTM are actually received by the Company. If such purchaser thereafter pays the amounts due, the Company shall within one (1) Business Day of receipt of such amounts, repay Services for any amounts provided by Services to the Funding Account pursuant to this paragraph prior to depositing any such proceeds into the Funding Account, and the loan granted by Services to the Company shall be reduced or discharged to the extent of such repayment.

         (v) If the Funding Account shall at any time have inadequate funds to meet Company Expenses then due and owing as a result of the payment from the Funding Account of any obligation of the Company to the present and former directors and officers of the Company under the provisions of clause 11 of the Scheme, upon written request from the Company certifying same, Services will, within five business days of receipt of such written request from the Company, cause funds to be paid, by way of a limited recourse loan, into the Funding Account in an amount equal to the amount paid (or required to be paid) by the Company to the present and former directors and officers pursuant to clause 12.4, and the Company shall assign to Services the right to receive the monies due from the purchaser of MTM (or in any subsequent sale) to the extent such monies exceed those necessary to pay Company Expenses. The loan shall be a limited recourse loan, and repayment by the Company to Services will not be required or demanded except to the extent the payments due from the purchaser (or in any subsequent sale) of MTM are actually received by the Company and actually exceed amounts necessary to fund Company Expenses. Notwithstanding the forgoing, in no event shall the aggregate amount of all loans made by Services to the Company pursuant to this clause 2.2(c)(v) exceed US$1.0 million.

         (d)     (i)    The Priority Cash Account will be established and
                 initially funded in the amount of US$3,231,230 from the Escrow Account, prior to any payments to Class A Scheme Creditors from the Escrow Account, and Priority Claims (to the extent not subject to any dispute) will be paid from the Priority Cash Account as the same may become due and owing.

                 (ii) In the event that a Priority Claim of any holder thereof, other than the Scheme Adjudicator, exceeds the amounts set forth opposite the name of such holder (as set forth on Appendix 14 to the Scheme) those excess amounts will be paid by Services to the extent they are deemed reasonable by Services and agreed by such professional, or in such amount as determined by the Scheme Adjudicator under clause 2(d)(iii) below.

                 (iii) In the event that Services deems such excess amounts not to be reasonable and no agreement can be reached between Services and the professional, either Services or such professional may, upon written notice to the other, refer such dispute to the Scheme Adjudicator for resolution in accordance with such procedures as may be agreed by the applicable professional and Services, or imposed by the Scheme Adjudicator. The Scheme Adjudicator shall have absolute discretion to determine the reasonableness of such additional Priority Claims and Services and the professionals will be bound by the Scheme Adjudicator's determination.

                 (iv) In the event that Priority Claims comprised of the reasonable fees and expenses of the Scheme Adjudicator or any professionals retained by the Scheme Adjudicator exceed the amount allocated therefore in the Priority Cash Account, Services will provide such additional cash as is required to meet such additional Priority Claims.

(e) The Cash Account will be established in the amount of US$1,111,500.00 and funded from the Escrow Account, prior to payments to Class A Scheme Creditors from the Escrow Account, and holders of Class C Scheme Claims will be paid from the Cash Account as provided for in clause 3.3 below.

(f) All Class A Scheme Claims, together with all of the Company's Series A Warrants to purchase common shares of the Company dated 17th May 2001, held by the Class A Scheme Creditors, will automatically be released, discharged, cancelled and voided and all of the Company's Series A Preferred Shares shall be redeemed for no consideration in accordance with their terms.

(g) Upon agreement or adjudication (where necessary) of all Class B Scheme Claims, each Class B Scheme Creditor will receive, in respect of its Allowed Class B Scheme Claim, and following receipt by the company of a signed Investor Representations Letter (in the form appearing at Appendix 16), its Pro Rata share of the Distributions particularized in clause 3.2 below in full and final settlement of its Class B Scheme Claims;

(h) Upon agreement or adjudication (where necessary) of all Class C Scheme Claims, pay to each Class C Scheme Creditor in respect of its Allowed Class C Scheme Claim its Pro Rata share of the funds on deposit in the Cash Account in full and final settlement of its Class C Scheme Claims as provided for in clause 3.3 below, provided however that no Class C Scheme Creditor shall receive payment in excess of 100% of the principal amount of its Allowed Class C Scheme Claim.

2.3 Except as otherwise set forth herein, all Unascertained, Contingent, Disputed, Prospective or Unquantified Class B or Class C Scheme Claims if not agreed between the holder of such Class B or Class C Scheme Claim and the Company within 14 days after the Bar Date, or such longer period as the Company and the holder of the Unascertained, Contingent, Disputed, Prospective or Unquantified Class B or Class C Scheme Claims shall agree (not to exceed 14 days without the prior written consent of Required Lenders of New Senior Notes), shall be referred to the Scheme Adjudicator for resolution, quantification or ascertainment under the Scheme Adjudication procedure set out in clause 4 below. Notwithstanding the foregoing, all Class C Scheme Claims asserted by any Affiliate in excess of US$10,000 will be referred to the Scheme Adjudicator after the Bar Date for resolution, quantification or ascertainment under the Scheme Adjudication procedures set out in clause 4 below.

2.4 Subject to the exception set out below in respect of Mutual Group, Ltd. as relates solely to the Class A Scheme Creditors:

         (i) all rights of Class A Scheme Creditors, Class B Scheme Creditors and Class C Scheme Creditors against all persons other than the Company and Mutual Group, Ltd. (collectively referred to as "Third Parties") under any guarantee, pledge, lien, charge, mortgage or other form of security or security document guaranteeing or otherwise securing the Class A, Class B and/or Class C Scheme Claims will be automatically released and discharged;

         (ii) Scheme Creditors are prohibited by the terms of the Scheme from taking actions against the Company and/or Third Parties in respect of such liabilities;

         (iii) the Company holds in trust for the benefit of Third Parties, its rights to enforce the release and prohibition set out in this clause 2.4; and

         (iv) on demand from the Company, any Scheme Creditor shall execute any form of release reasonably required by the Company to be executed in favour of any or all of the Third Parties, provided however that no provision of this Scheme shall constitute or result in a release, discharge or satisfaction of any obligation, guarantee, pledge, lien, charge, mortgage or other form of security or security document executed and delivered by Mutual Group, Ltd. to any Class A Scheme Creditor in respect of any Class A Scheme Claim, all of which are specifically preserved, subject to the provisions of the Letter Agreement.

3.       Distributions

3.1      Distribution to Class A Scheme Creditors

3.1.1 Upon receipt by the Company of an executed Investor Representations Letter from each of the Class A Scheme Creditors substantially in the form of Appendix 16, each Class A Scheme Creditor shall receive its Pro Rata share of each of the following (subject to the terms of the certificates of designations, agreements or other documents governing the issuance of such securities, and provided that the securities described in clauses 3.1.1(b) and 3.1.1(c) shall trade as a unit, and the securities described in clause 3.1.1(d) through 3.1.1(f) shall trade as a unit):

         (a) 44,800 common shares of Services (representing 74.7% of the total outstanding voting common shares of Services at the time of issue of such common shares, on a fully diluted basis);

         (b) Immediately Exercisable Warrants to purchase 7,348,092 voting common shares of the Company representing 15% of the total outstanding equity of the Company at the time of issue of such securities, on a fully diluted basis. A draft form of the Immediately Exerciseable Warrant is at Appendix 3 to the Scheme and is available for inspection;

         (c) Series D Preferred Shares of the Company having no liquidation preference and aggregate voting rights equal to the voting rights of the common shares of the Company issuable upon exercise of the Immediately Exerciseable Warrants described in clause 3.1.1(b). A draft certificate of designations for the Series D Preferred Shares of the Company is at Appendix 4 to the Scheme and is available for inspection;

         (d) US$209.6 million in liquidation preference of Series C Preferred Shares of the Company. A draft certificate of designations for these Series C Preferred Shares of the Company is at Appendix 2 to the Scheme and is available for inspection;

         (e) US$174.6 million in liquidation preference of Series A Preferred Shares of Services. A draft certificate of designations for these Series A Preferred Shares of Services is at Appendix 5 to the Scheme and is available for inspection;

         (f) US$35.0 million New Senior Notes issued either by Services alone or, with respect to a portion thereof, jointly by Services and MSL (US) Ltd., a Delaware corporation and indirect subsidiary of Services ("MSL") A draft Term Loan Agreement to be executed by Services and MSL (or solely by Services in the event that the New Senior Notes are issued solely by Serives) and setting forth the terms and conditions of the New Senior Notes is at Appendix 7 and is available for inspection; and

         (g) All funds held in the Escrow Account net of payments into the Funding Account (clause 2.2(c)), the Priority Cash Account (clause 2.2(d)) and the Cash Account (clause 2.2(e)).

3.1.2 Until such time as a Class A Scheme Creditor shall have executed and delivered to the Company an Investor Representations Letter, or unless the Company, in its sole discretion has waived the requirement to receive such executed Investor Representations Letter, the Company shall hold, for the benefit of such Class A Scheme Creditor, all Distributions to which such Class A Scheme Creditor would be entitled pursuant to clause 3.1.1 of the Scheme, provided however, that if such Investor Representations Letter is not executed and delivered to the Company within one (1) year after the Effective Date, such Class A Scheme Creditor shall forfeit any and all rights to receive any Distribution pursuant to the Scheme and such Distribution will be distributed Pro Rata among all other Class A Scheme Creditors who have delivered an executed Investor Representations Letter.

3.1.3 The Company shall have executed and delivered an agreement in favour of the Class A Scheme Creditors pursuant to which the Company agrees that, with respect to all matters submitted to a vote of the shareholders of Services, the common shares of Services retained in the name of the Company shall be voted in favour of, or opposed to, the matter so submitted in the same percentages as the votes actually submitted by all other holders of common stock in respect of such matter.

3.2      Distributions to Class B Scheme Creditors

3.2.1 After the conclusion of the claims adjudication procedure set forth in clause 4 and upon receipt by the Company of an executed Investor Representation Letter from each of the Class B Scheme Creditors, substantially in the form appearing as Appendix 16, in respect of its Allowed Scheme Claim, each Class B Scheme Creditor shall receive its Pro Rata share of US$14,970,257.00 in liquidation preference of Junior Convertible Preferred Shares of Services convertible into 3,200 common shares of Services (representing 5.3% of the total voting common shares of Services on a fully diluted basis).

3.2.2 Until such time as a Class B Scheme Creditor shall have executed and delivered to the Company an Investor Representations Letter, or unless the Company, in its sole discretion has waived the requirement to receive such executed Investor Representations Letter, the Company shall hold, for the benefit of such Class B Scheme Creditor, all Distributions to which such Class B Scheme Creditor would be entitled pursuant to clause 3.2.1 of the Scheme, provided however, that if such Investor Representations Letter is not executed and delivered to the Company within one (1) year after the Effective Date, such Class B Scheme Creditor shall forfeit any and all rights to receive any Distribution pursuant to the Scheme and such Distribution will be distributed Pro Rata among all other Class B Scheme Creditors who have delivered an executed Investor Representations Letter.

3.3      Distributions to Class C Scheme Creditors

3.3.1 After the conclusion of the claims adjudication procedure set forth in clause 4 and in respect of Allowed Scheme Claims, each Class C Scheme Creditor shall receive its Pro Rata share of the Cash Assets on deposit in the Cash Account based on the Allowed Scheme Claim, provided that no Class C Scheme Creditor shall receive payment in excess of 100% of the principal amount of its Allowed Scheme Claim.

4.       Scheme Adjudication Procedure for Class B and Class C Scheme Creditors

4.1 All Unascertained, Contingent, Disputed, Prospective or Unquantified Class B or Class C Scheme Claims not agreed in accordance with clause 2.3, and all Class C Scheme Claims asserted by an Affiliate in excess of US$10,000, shall be referred to the Scheme Adjudicator for arbitration as to liability and quantum. These arbitrations will be conducted under the UNCITRAL Model Law, subject to the provisions of 4.2-4.9 inclusive set out below. The seat of the arbitration will be determined by the Scheme Adjudicator.

4.2 Within 14 days of receipt of notification by the Company that its Scheme Claim has been referred to the Scheme Adjudicator, the Class B or Class C Scheme Creditor shall provide to the Scheme Adjudicator and the Company a full written submission setting out its Scheme Claim together with supporting evidence.

4.3 Within 14 days of receipt of the written submissions of a Class B or Class C Scheme Creditor, (a) the Company shall provide to the Scheme Adjudicator and such Scheme Creditor a written submission with supporting evidence setting out the reasons why the Class B or Class C Scheme Claim cannot be accepted in full or in part as presented; and
         (b) in the case of an Affiliate Class C Scheme Claim in excess of US$10,000, the Company may make a submission as to why the claim should be allowed or rejected (in whole or in part).

4.4 The Scheme Adjudicator may, if she in her discretion believes it is necessary or appropriate, request further written or oral submissions or evidence from either or both of the Company and the Class B or Class C Scheme Creditor within 14 days of receipt of the Company's submission.

4.5 Following receipt of the submissions of the parties, including any additional submissions as provided in clause 4.4 above, or following the expiration of time for receipt of such submissions, the Scheme Adjudicator will consider the Class B or Class C Scheme Claim by reference to the material submitted and will provide her decision on the merits and the value to be attributed to the Class B or Class C Scheme Claim and will make an award accordingly. The award will be ascertained or the amount quantified and the Scheme Claim so ascertained or quantified will be designated an Allowed Scheme Claim. Each Allowed Scheme Claim shall be treated in accordance with the terms of this Scheme.

4.6 The Scheme Adjudicator shall be at liberty to seek professional assistance (including legal and financial advice) to assist in the arbitration of Class B or Class C Scheme Claims and/or Priority Claims of other professionals referred under the provisions of clause 2.2(d), and the reasonable costs and expenses incurred in obtaining such assistance shall be Priority Claims.

4.7 The Scheme Adjudicator may, in her absolute discretion, extend any time period set out in the adjudication procedure.

4.8 The award of the Scheme Adjudicator shall be binding on the Company and the Class B or Class C Scheme Creditor and, in so far as Bermuda law or the UNCITRAL Model Law does not prohibit such exclusion, there shall be no right of challenge to or appeal from the award of the Scheme Adjudicator.

4.9 The Scheme Adjudicator shall initially be Tina L Brozman whose duty it will be to act as an arbitrator with respect to all matters referred to her under the terms of the Scheme. The UNCITRAL Model Law will apply to all references to the Scheme Adjudicator.

4.10     In the event of

         (a)      the death or resignation of the Scheme Adjudicator; or

         (b) the Scheme Adjudicator informing the Company that she cannot, by reason of a conflict of interest, real or perceived, adjudicate a particular Scheme Claim that has been referred the Company will appoint a replacement adjudicator who, in the case of an appointment under 4.10(a) will be permanently appointed, and in the case of an appointment under 4.10(b) will be appointed in respect of the particular Scheme Claim giving rise to the conflict only. The replacement adjudicator shall be a person with sufficient qualifications and professional background to undertake the role of Scheme Adjudicator.

4.11 The Scheme Adjudicator, and any professionals retained by the Scheme Adjudicator, shall, so far as Bermuda law allows, be immune from claims arising out of acts or omissions incidental to any services performed as Scheme Adjudicator or as advisor to the Scheme Adjudicator respectively.

                       PART III - SCHEME CLAIM PROVISIONS

5.       Application of Scheme

5.1 The Scheme applies to all liabilities of the Company in respect of Scheme Claims.

6.       Release

6.1 Except as specifically set forth in clause 2.4 of this Scheme and the Release (a) the Class A, Class B and Class C Scheme Claims will automatically be released and discharged upon the Effective Date as against the Company and Third Parties, and (b) after the Effective Date, the rights of the Class A, Class B and Class C Scheme Creditors will be limited to the right to receive the Distributions contemplated by, and enforcement of, the terms of the Scheme.

6.2 Upon the Effective date, as provided under the Scheme, each Class A, Class B and Class C Scheme Creditors under the Scheme shall automatically discharge all liabilities of the Company and Third Parties to that Scheme Creditor in full to the effect that neither the Company nor any of its present and/or former shareholders, officers or directors has any further liability in respect thereof, other than such liability as may exist or be preserved under the terms of the Scheme or the documents executed and delivered in connection therewith.

7.       Bar Date

7.1 Following the Effective Date, Class B and Class C Scheme Creditors will have 45 days in which to file their Scheme Claims with the Company (the 45th day after the Effective Date being the "Bar Date"). Distribution Claim Forms completed by Class B and Class C Scheme Claims must be filed with the Company at their offices at 44 Church Street, Hamilton HM 12, Bermuda (attn: Angus H Ayliffe).

7.2 The Company will give notice of the Bar Date in writing to all Class B and Class C Scheme Creditors whose identity and addresses are known by the Company, which notice will be accompanied by a Distribution Claim Form. The Bar Date will be advertised in the same publications in which the Scheme Meetings were advertised, notifying Class B and Class C Scheme Creditors where they may obtain a Distribution Claim Form.

7.3 Failure to file a Distribution Claim Form on or before the Bar Date will result in either (a) a Class B or Class C Scheme Creditors' Scheme Claim having an Allowed Scheme Claim in the amount appearing in the Distribution Claim Form which is on the value (if any) which the Company attributes to it based on its own books and records; or (b) if the Company attributes no value to such Scheme Claim on its books and records, the Company having no liability in respect of such Class B or Class C Scheme Claim. Notwithstanding the foregoing, the Board may, in its absolute and unfettered discretion, in the event that it believes an injustice will otherwise be done, allow for the late filing of a Class B or Class C Scheme Claim, provided however, that no such late filed Class B or Class C Scheme Claim will be permitted after Distributions have been made to Class B or Class C Scheme Creditors in respect of their Allowed Scheme Claims, as applicable.

8.       Administration of the Scheme

         The Scheme will be administered by the Company.

9.       The Board

         Subject to the terms of the Distributions to be made to Class A Scheme Creditors and to Class B Scheme Creditors in respect of their Allowed Scheme Claims by both the Company and Services, the powers of the Board shall remain as before the Effective Date of the Scheme.

10.      Conditions to Effective Date

10.1 Scheme shall become effective as soon as a copy of the order of the Court sanctioning the Scheme shall have been delivered to the Registrar of Companies in Bermuda as required by section 99(3) of the Act. The copy of the order of the Court sanctioning the Scheme shall not be delivered as aforementioned until:

         (a)      the United States Bankruptcy Court grants an order under
                  section 304 of the United States Bankruptcy Code (which order shall have become final and non-appealable and the time for review by writ of certiorari having expired) substantially in the form set out in Appendix 11 to the Scheme which is attached, prohibiting Scheme Creditors from taking or continuing actions inconsistent with, or contrary to, the provisions of the Scheme against the Company in the United States. In the event that the United States Bankruptcy Court does not grant an order under section 304 of the United States Bankruptcy Code, or enters an order under section 304 of the United States Bankruptcy Code that is not substantially in the form of Appendix 11, the Company may decide that the Scheme should become effective notwithstanding the lack of or change to such a section 304 Order. Such decision shall be subject to the consent of the holders of Class A Scheme Claims who, after the Effective Date, would constitute the Required Lenders of New Senior Notes, and will be based upon the Company's assessment of what action is in the best interests of Scheme Creditors and, in the event that a surplus of assets will remain after paying all Scheme Creditors under the Scheme, the shareholders of the Company;

         (b) the Company and each Class A Scheme Creditor shall have executed and exchanged a Release substantially in the form attached at Appendix 15; and

         (c) the Company, Services, certain direct and indirect subsidiaries of the Company or Services and each of the Class A Scheme Creditors shall have executed the Letter Agreement, substantially in the form available for inspection at the offices of the Company.

10.2 If the Scheme has not become effective before 5pm on 31st May 2003, the Company will not proceed with the Scheme and any order of the Court sanctioning the Scheme will not be delivered to the Registrar of Companies.

11.      Termination of the Scheme

         The Scheme shall terminate upon the earlier of (a) completion of the Distributions of the Company or (b) 31st March 2008. For the avoidance of doubt, the termination of the Scheme will not affect any rights or obligations (including those of the Company, Services, Mutual Group, Ltd., MSL and/or the Class A Scheme Creditors) arising under the Scheme (including, without limitation, the Letter Agreement and the enforceability of any releases granted in or pursuant to the Scheme, including but not limited to the Release), or the actions of the Company and the Scheme Creditors already taken as a result of the implementation of the Scheme before its termination.

12.      Miscellaneous

12.1     Limitation of Liability

         None of the Company, any Scheme Creditor, the Foreign Representative, the Scheme Adjudicator, or any of their respective present or former officers, directors, agents, representatives, accountants, financial advisers, investment bankers, dealer-managers, placement agents, attorneys, members or employees, shall have or incur any liability for actions taken or omitted to be taken under the Scheme or in connection with the negotiation of the Scheme or any agreement or other document contemplated by and/or executed in conjunction with the Scheme, except for fraud and dishonesty, and the Company shall indemnify the persons listed here (save for the Company itself) in respect of any actions taken or brought against such persons; and in all respects the persons listed herein shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Scheme.

12.2 Without prejudice to the generality of clause 12.1, each of the persons entitled to an indemnity under the provisions of the Bye-laws of the Company and under Bermuda law prior to the Effective Date shall continue to be so entitled on and after the Effective Date with respect to acts taken both before and after the Effective Date.

12.3 The Company may (insofar as it is practicable) purchase and maintain for any such person as is referred to in this clause 12 insurance against any liability in respect of which the Company would be obliged to indemnify that person in accordance with this clause 12.

12.4 The costs incurred pursuant to this clause 12 will be paid in the first instance from the assets of the Company generally available therefore, and thereafter from assets held in the Funding Account.

12.5     Notices

         All notices and other communications provided for herein shall be in writing and posted, cabled, faxed or delivered to the applicable party at its last known address as it appears in the Company's records, or if so directed by the Bermuda Court, by advertisement.

12.6     Extensions of Time

         The Board may, in their absolute and unfettered discretion (except as specifically limited herein), extend any period of time provided for in the Scheme if they are satisfied that it would be in the interests of the Scheme Creditors to do so.

13.      Services and MSL

         Services has agreed to appear by Counsel upon the hearing before the Court of the petition to sanction the Scheme and provide an undertaking to be bound by the terms and conditions of the Scheme in so far as they require any act or thing to be done by Services including but not limited to:

         (a) Issuing to the Class A Scheme Creditors US$174.6 million in liquidation preference of Series A Preferred Stock of Services;

         (b)      Issuing to the Class A Scheme Creditors the New Senior Notes;

         (c) Issuing to the Class A Scheme Creditors 44,800 common shares shares representing 74.7% of the total common voting shares of Services on a fully diluted basis; and

         (d) Issuing to the Class B Scheme Creditors the Junior Convertible Preferred Stock with an aggregate liquidation preference of US$14,970,257.00.

         In addition, MSL has agreed to appear by Counsel upon the hearing before the Court of the petition to sanction the Scheme and provide an undertaking to be bound by the terms and conditions of the Scheme in so far as they require any act or thing to be done by MSL in respect of the issue to the Class A Scheme Creditors of the New Senior Notes under the New Term Loan Agreement.

14.      Mutual Group, Ltd.

         Mutual Group, Ltd. has agreed to appear by Counsel upon the hearing before the Court of the petition to sanction the Scheme and provide an undertaking to be bound by the terms and conditions of the Scheme in so far as they require any act or thing to be done by Mutual Group, Ltd. including, without limitation, reaffirming its obligations, to the extent such obligations exist prior to the filing of this Scheme and subject to the provisions of the Letter Agreement, to certain of the Class A Scheme Creditors and its guarantee of certain of the Class A Scheme Claims, and acknowledging that no provision of this Scheme, and no modification or amendment to the form or terms of any Class A Scheme Claim resulting from the Scheme other than the provisons of the Letter Agreement, will in any way affect the rights of the Class A Scheme Creditors with respect to such obligations or guarantee, and that such obligations and guarantee shall remain fully enforceable and in full force and effect subject to the provisions of the Letter Agreement; provided however, that this provision of the Scheme may be waived in writing prior to the Effective Date solely by the holders of Class A Scheme Claims who, after the Effective Date, would constitute the Required Lenders, such waiver to take effect upon delivery of the waiver to the Company.

15.      Governing Law and Jurisdiction

         The Scheme shall be governed by, and construed in accordance with, the laws of Bermuda and the Scheme Creditors hereby agree that the Court shall have exclusive jurisdiction to hear and determine any suit, action, or proceeding and to settle any dispute that may arise out of the Explanatory Statement or any provision of the Scheme, or out of any action taken or omitted to be taken under the Scheme or in connection with the administration of the Scheme. Provided, however, if suit is brought against the Scheme Adjudicator in such capacity as Scheme Adjudicator, (i) in the event that an order is entered by the United States Bankruptcy Court under section 304 of the United States Bankruptcy Code, any such suit shall be brought in the United States Bankruptcy Court in which the section 304 proceeding is or was pending; and (ii) in the event that no order is entered by the United States Bankruptcy Court, any such suit shall be brought in the United States District Court in the Southern District of New York or, if jurisdiction is there lacking, in the Supreme Court of the State of New York, County of New York.

                                   APPENDIX I

                                   DEFINITIONS

--------------------------------------------------------------------------------
Act                            The Companies Act 1981 of Bermuda.
--------------------------------------------------------------------------------
Affiliate                      As to any person, any other person that, directly
                               or indirectly, controls, is controlled by or is
                               under common control with such person or is a
                               director or officer of such person. For purposes
                               of this definition, the term "control" (including
                               the terms "controlling", "controlled by", and
                               "under common control with") of a person means
                               the possession, direct or indirect, of the power
                               to vote 25% or more of the voting interests of
                               such person or to direct or cause the direction
                               of management and policies of such person,
                               whether through ownership of voting interests, by
                               contract or otherwise
--------------------------------------------------------------------------------
Allowed Scheme Claim           All (a) Class A Scheme Claims as set forth in
                               Appendix 13 hereof, and (b) Class B Scheme Claim
                               or any Class C Scheme Claim which has been agreed
                               with the Company or been adjudicated by the
                               Scheme Adjudicator and attributed a value
--------------------------------------------------------------------------------
Bar Date                       The date 45 days following the Effective Date not
                               including the day of the Effective Date
--------------------------------------------------------------------------------
Board                          The board of directors of the Company
--------------------------------------------------------------------------------
Business Day                   Any day other than a Saturday or Sunday or any
                               other day designated a public holiday in Bermuda
                               or the United States on which financial
                               institutions are closed or are authorized to
                               close
--------------------------------------------------------------------------------
Cash Account                   The Account in the name of the Company holding
                               the Cash Assets, and funded in the amount of
                               US$1,111,500 from the Escrow Account; provided
                               however, that the Cash Account shall terminate
                               upon the payment in full of all Allowed Scheme
                               Claims of Class C Scheme Creditors, at which time
                               all remaining amounts deposited in the Cash
                               Account shall be paid into the Escrow Account and
                               used for the purpose of (a) reducing the
                               liability to Class A Scheme Creditors under the
                               New Senior Notes and thereafter (b) redeeming the
                               Series A Preferred Shares of Services held by the
                               Class A Scheme Creditors
--------------------------------------------------------------------------------
Class A Scheme Claim           A claim against the Company by:
                               (a) the lenders (as set out in Appendix 13 to the
                               Scheme), pursuant to the Credit Agreement dated
                               21st September 2000 as amended, between the
                               Company and Bank of America, NA, as
                               administrative agent in the respective amounts
                               set forth in Appendix 13; and by (b) holders of
                               the Company's 9 3/8% Convertible Exchangeable
                               Debentures due 2006 (including Mr Robert Mulderig
                               who has agreed not to vote in the Scheme but will
                               participate in the Distributions to Class A
                               Scheme Creditors and has agreed to be bound by
                               the Scheme); and in each case, holders of the
                               Company's Series A Preferred Shares and Series A
                               Warrants in the respective amounts set forth in
                               Appendix 13
--------------------------------------------------------------------------------
Class A Scheme Creditor        A holder of a Class A Scheme Claim
--------------------------------------------------------------------------------
Class B Scheme Claim           A claim against the Company by holders of the
                               Zero Coupon Subordinated Exchangeable Debentures
                               due 30th October 2015
--------------------------------------------------------------------------------
Class B Scheme Creditor        A holder of a Class B Scheme Claim
--------------------------------------------------------------------------------
Class C Scheme Claim           Any actual, contingent or prospective claim
                               whatsoever without limitation against the Company
                               (other than Priority Claims, Class A Scheme
                               Claims and Class B Scheme Claims), whether or not
                               already made and whether or not yet capable of
                               being made, and which is not secured by any
                               mortgage charge or lien over the property of the
                               Company (and if so secured to the extent that
                               there is a shortfall in the security)
--------------------------------------------------------------------------------
Class C Scheme Creditor        A holder of a Class C Scheme Claim
--------------------------------------------------------------------------------
Company                        Expenses The estimated operating expenses of the
                               Company for the five year period following the
                               Effective Date of the Scheme payable out of the
                               Funding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Account; provided however, that such Company
                               Expenses shall in no event exceed US$913,200 in
                               each of the first two years, US$788,200 in the
                               third year and US$547,600 in each of the fourth
                               and fifth years
--------------------------------------------------------------------------------
Court                          The Supreme Court of Bermuda
--------------------------------------------------------------------------------
Distribution Claim Form        The form to be provided by the Company to all
                               known Class B and Class C Scheme Creditors after
                               the Effective Date at their last known address to
                               be completed and returned to the Company on or
                               before the Bar Date
--------------------------------------------------------------------------------
Distribution(s)                The shares, warrants, notes and cash to be
                               distributed to Class A Scheme Creditors and Class
                               B Scheme Creditors and Class C Scheme Creditors
                               in respect of their Allowed Scheme Claims under
                               the terms of the Scheme
--------------------------------------------------------------------------------
Effective Date                 The date upon which the order of the Court
                               sanctioning the Scheme is filed with the
                               Registrar of Companies in Bermuda in accordance
                               with section 99 of the Act
--------------------------------------------------------------------------------
Escrow Account                 The account(s) set up by the Company at the Bank
                               of America N.A. for the purpose of receiving the
                               proceeds from the sale of certain assets,
                               including (a) Captive Resources LLC; (b) Mutual
                               Trust Management Limited (if the sale is
                               completed prior to the Effective Date); and, (c)
                               on the Effective Date, any cash held by the
                               Company in any of its accounts. The account(s) is
                               held in trust and available for payments to the
                               following: (1) the Funding Account (solely to the
                               extent provided in clause 2.2(c)); (2) the
                               Priority Cash Account (solely to the extent
                               provided in clause 2.d(d)); (3) the Cash Account
                               (solely to the extent provided in clause 2.d(e));
                               and (4) the Class A Scheme Creditors
--------------------------------------------------------------------------------
Explanatory Statement          The statement prepared by the Company and sent
                               out to creditors in compliance with Section 100
                               of the Act
--------------------------------------------------------------------------------
Foreign Representative         David Ezekiel (or such other person as the Board
                               shall nominate), the person designated by the
                               Board to be the person named for the purpose of
                               applying for the order under the provisions of
                               Section 304 of the United States Bankruptcy Code
--------------------------------------------------------------------------------
Funding Account                The account established for the purpose of
                               funding Company Expenses, which account will be a
                               trust account and not available for payment of
                               Scheme Creditors until termination of the
                               account. The Funding Account will receive up to a
                               maximum amount of US$4.0 million from the cash
                               from the sale of Mutual Trust Management Limited,
                               and, to the extent that any of those sale
                               proceeds have been paid into the Escrow Account
                               prior to the Effective Date, from the Escrow
                               Account in accordance with clause 2.1(c) of the
                               Scheme. The breakdown of the budget upon which
                               the Funding Account is based is at Appendix 8 and
                               are available for inspection
--------------------------------------------------------------------------------
Immediately Exercisable        The Series B warrants of the Company to purchase
Warrants                       voting common shares of the Company  to be issued
                               to the Class A Scheme Creditors under the terms
                               of the Scheme, the material terms of which are at
                               Appendix 3 and are available for inspection.
--------------------------------------------------------------------------------
Investor Representations       The letters to be executed by the Class A Scheme
Letters                        Creditors and the Class B Scheme Creditors in
                               respect of certain US securities law related
                               matters, copies of which are Appendix 16 and are
                               available for inspection
--------------------------------------------------------------------------------
IPC Companies                  The following direct and indirect subsidiaries of
                               the Company: (a) IPC Mutual Holdings (US) Ltd.,
                               IPC Mutual Holdings Ltd., Mutual Indemnity
                               Holdings Ltd., Mutual Holdings (US) Ltd.
                               (collectively referred to as the IPC Holding
                               Companies); and (b) Mutual Indemnity Limited,
                               Mutual Indemnity (Bermuda) Ltd., Mutual Indemnity
                               (Barbados) Ltd. Mutual Indemnity (US) Ltd. and
                               Mutual Indemnity (Dublin) Ltd. (collectively
                               referred to as the IPC Insurance Companies)
--------------------------------------------------------------------------------
Junior Convertible             The Series B junior convertible preferred stock
Preferred Stock                with a liquidation preference of US$14,970,257.00
                               to be distributed by Services to the Class B
                               Scheme Creditors in respect of the their Allowed
                               Scheme Claims, the material terms of which are at
                               Appendix 6 and are available for
--------------------------------------------------------------------------------
                              inspection
--------------------------------------------------------------------------------
Letter Agreement              The agreement between the Company, Services,
                              certain subsidiaries of the Company or Services
                              and each of the Class A Scheme Creditors providing
                              for the treatment of recoveries by the Class A
                              Scheme Creditors and certain subsidiaries of
                              Services from certain direct or indirect
                              subsidiaries of the Company, and certain
                              modifications to the obligations of Mutual Group,
                              Ltd., which agreement shall have been executed by
                              all parties prior to the Scheme becoming
                              effective. The Letter Agreement in substantially
                              final form is available for inspection at the
                              offices of the Company
--------------------------------------------------------------------------------
New Senior Notes              The new senior secured notes to be issued by
                              Services and MSL or by Services alone, to the
                              Class A Scheme Creditors pursuant to the New Term
                              Loan Agreement
--------------------------------------------------------------------------------
New Term Loan Agreement       The new term loan agreement to be executed by
                              Services and MSL or by Services alone, on the
                              Effective Date, details of which are at Appendix 7
                              and are available for inspection
--------------------------------------------------------------------------------
Priority Cash Account         The account set up by the Company for payment of
                              Priority Claims into which the sum of US$3,231,230
                              will be deposited from the Escrow Account. In the
                              event that the Priority Cash Account has funds
                              remaining after payment in full of all Priority
                              Claims, the excess will be paid into the Escrow
                              Account for the benefit of the Class A Scheme
                              Creditors
--------------------------------------------------------------------------------
Priority Claims               The fees and expenses of the Company, the Scheme
                              Adjudicator and their respective professional
                              advisors (estimates of which are set out in
                              Appendix 14) will be paid out of the Priority Cash
                              Account. For the avoidance of doubt, the fees of
                              professional advisors include, but are not limited
                              to, the fees payable to Greenhill & Co., LLC under
                              the terms of their contract with the Company dated
                              20th February 2002, costs and expenses of the
                              Company in respect of the Scheme including but not
                              limited to implementation costs and the costs of
                              the Scheme Adjudicator and her professional
                              advisors
--------------------------------------------------------------------------------
Pro Rata                      With reference to a distribution on account of a
                              Scheme Claim in a Class, this means in accordance
                              with the percentage yielded by dividing (a) the
                              amount of a particular Scheme Claim in a class, by
                              (b) the total of all Scheme Claims in such class.
                              For purposes of this definition, (i) the amount of
                              each Class A Scheme Claim shall be as set forth on
                              Appendix 13, and (ii) the amount of each other
                              Scheme Claim shall be the lesser of (w) the amount
                              set forth in any Distribution Claim Form filed by
                              the applicable Scheme Creditor, (x) if no such
                              Distribution Claim Form is filed, the amount of
                              such Scheme Claim as determined in accordance with
                              clause 7.3 hereof, (y) the amount agreed between
                              the Scheme Creditor and the Company in accordance
                              with clause 4 hereof, and (z) the amount
                              determined by the Scheme Adjudicator in accordance
                              with clause 4 hereof
--------------------------------------------------------------------------------
Release                       The release to be executed by the Class A Scheme
                              Creditors and the Company in accordance with
                              clauses 10.1(b) of the Scheme, a copy of which is
                              attached at Appendix 15
--------------------------------------------------------------------------------
Required Lenders              Required Lenders shall have the meaning given to
                              that term in the New Term Loan Agreement
--------------------------------------------------------------------------------
Scheme                        This scheme of arrangement proposed between the
                              Company and certain of its creditors under the
                              provisions of section 99 of the Companies Act 1981
                              as herein contained, together with any
                              non-material modification thereof or non-material
                              addition thereto approved or imposed by the Court
                              with the consent of (a) the Company; and (b) the
                              holders of the Class A Scheme Claims who would,
                              upon the Effective Date, constitute the Required
                              Lenders; provided however, no such modification or
                              addition may be approved or imposed as to those
                              provisions of the Scheme (including but not
                              limited to the provisions of the Scheme contained
                              in clauses 2.2(c)(v), 2.2(f), 2.4, 6, 10.1, 11 and
                              12 of this Scheme). which contain or relate to a
                              release and/or an indemnity without the consent
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              of the beneficiary thereof
--------------------------------------------------------------------------------
Scheme Adjudicator            Tina L Brozman of Bingham McCutchen LLP, 399 Park
                              Avenue, New York, New York 10022 in the United
                              States of America or such other person as shall be
                              appointed by the Company to succeed her or replace
                              her under the terms of clause 4.10 of the Scheme
--------------------------------------------------------------------------------
Scheme Claim                  A Class A, Class B or Class C Scheme Claim
--------------------------------------------------------------------------------
Scheme Creditor               The holder of a Scheme Claim
--------------------------------------------------------------------------------
Scheme Meetings               The meetings of Scheme Creditors convened by the
                              Company in accordance with the directions of the
                              Court for the purpose of considering, and if
                              thought fit, approving the Scheme
--------------------------------------------------------------------------------
Series C Preferred Shares in  The new preferred shares of  to be
the Company                   distributed by the Company to Class A the Company
                              Scheme Creditors under the terms of the Scheme,
                              the material terms of which are set out in
                              Appendix 2 to the Scheme which is attached
--------------------------------------------------------------------------------
Series D Preferred Shares     The new preferred shares of the Company to be
                              distributed by the Company to Class A Scheme
                              Creditors under the terms of the Scheme, the
                              material terms of which are Appendix 4 and are
                              available for inspection
--------------------------------------------------------------------------------
Services                      MRM Services Ltd., a company incorporated under
                              the laws of Bermuda and, prior to the Effective
                              Date, a wholly owned subsidiary of the Company
--------------------------------------------------------------------------------
the Company                   Mutual Risk Management Ltd., a company
                              incorporated under the laws of Bermuda
--------------------------------------------------------------------------------
Unascertained,                Class B Scheme Claims and Class C Scheme Claims
Contingent,                   that are not agreed or do not have a present and
Disputed, Prospective or      certain value and which will be referred to the
Unquantified                  Scheme Adjudicator for quantification before
Class B or C Scheme Claims    payment
--------------------------------------------------------------------------------
UNCITRAL Model Law            The United Nations Commission for International
                              Trade Law (UNCITRAL) Model Law on International
                              Commercial Arbitration, adopted by UNCITRAL in
                              1985, given force of law in Bermuda under the
                              International Arbitration and Conciliation Act
                              1993 and the UNCITRAL Arbitration Rules adopted by
                              UNCITRAL in December 1976
--------------------------------------------------------------------------------
United States Bankruptcy      The United States Bankruptcy Court in the United
Court                         States of America
--------------------------------------------------------------------------------